Exhibit 10.10

AMENDMENT NO. 1

Dated as of November 27, 2004

to

CREDIT AND SECURITY AGREEMENT

Dated as of August 27, 2004

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of November 27, 2004 is entered into by and among BROOKE CREDIT FUNDING, LLC, a Delaware limited liability company (the “Borrower”), BROOKE CREDIT CORPORATION, a Kansas corporation (“BCC”), BROOKE CORPORATION, a Kansas corporation (“Brooke Corporation”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the “Lender”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. Reference is made to the Credit and Security Agreement dated as of August 27, 2004 among the Borrower, BCC, Brooke Corporation, the Lender and the Agent (the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The parties hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. Effective as of the Effective Date (as defined below), the definition of “Excess Concentration Amount” in Section 1.01 of the Credit Agreement is amended as follows:

1.1 Clause (a)(i) of such definition is amended to add the following proviso at the end of such clause immediately after the semi-colon:

“provided that, solely during the Temporary Waiver Period (as defined below), the amount described in this clause (i) shall be equal to the aggregate, for all Obligors, of the amount (if any) by which (x) the aggregate Outstanding Principal Balance of the Eligible Loans owing by such Obligor (treating each Obligor and its Affiliates as a single Obligor) exceeds (y) $1,500,000”;

1.2 Clause (a)(ii) of such definition is amended to add the following proviso at the end of such clause immediately after the semi-colon:

“provided that, solely during the Temporary Waiver Period, the percentage specified in clause (y) shall be deemed to be equal to 30% rather than 15%;”.

1.3 Clause (a)(iii) of such definition is amended to add the following proviso at the end of such clause immediately after the semi-colon:

“provided that, solely during the Temporary Waiver Period, the percentage specified in clause (x) shall be deemed to be equal to 30% rather than 25%, the percentage specified in clause (y) shall be deemed to be equal to 25% rather than 20% and the percentage specified in clause (z) shall be deemed to be equal to 20% rather than 15%;”.

1.4 The following text is added at the end of such definition:

As used herein, “Temporary Waiver Period” means the period from and including November 27, 2004 to but excluding the earlier of (x) January 31, 2005 and (y) the date on which any Term Securitization closes.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of November 27, 2004 (the “Effective Date”) upon receipt by the Agent of a copy of this Amendment duly executed by the Borrower, BCC, Brooke Corporation, the Lender and the Agent.

SECTION 3. Reference to and Effect on the Credit Agreement.

3.1 Except as specifically provided herein, the Credit Agreement, the other Related Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

3.2 Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under the Credit Agreement, the Related Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

BROOKE CREDIT FUNDING, LLC

By	/s/ Michael Lowry
Name
Title

BROOKE CREDIT CORPORATION

By	/s/ Michael Lowry
Name
Title

BROOKE CORPORATION

By	/S/ ANITA LARSON
Name	Anita Larson
Title	Vice President

Signature Page to Amendment No. 1

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, as Agent

By	/S/ VINCENT A. SALERNO
Name	Vincent A. Salerno
Title	VP

By	/S/ DOMINICK RUGGIERO
Name	Dominick Ruggiero
Title	VP

AUTOBAHN FUNDING COMPANY LLC, as Lender By: DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, its Attorney-in-Fact

By	/S/ VINCENT A. SALERNO
Name	Vincent A. Salerno
Title	VP

By	/S/ DOMINICK RUGGIERO
Name	Dominick Ruggiero
Title	VP

Signature Page to Amendment No. 1